EXHIBIT 23.1
                                                                    ------------


                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
Webster Preferred Capital Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                       /s/ KPMG Peat Marwick LLP


Hartford, Connecticut
October 23, 1997


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